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                         GREENWICH STREET SERIES FUND
                            Equity Index Portfolio
                                 (the "Fund")

                       Supplement dated June 24, 2002 to
                        Prospectus dated April 30, 2002

   The following information supplements the disclosure in the Prospectus and Statement of Additional Information of the Fund. Defined terms have the same meanings as set forth in the Prospectus.

   On June 24, 2002, the Fund's shareholders approved a new Investment Advisory Agreement (the "New Agreement") to be entered into between Greenwich Street Series Fund (on behalf of the Fund) and The Travelers Investment Management Company ("TIMCO"). The New Agreement became effective immediately after the shareholder meeting.

   The terms of the New Agreement are substantively identical to the current agreement, except for the management fee and the commencement and termination dates. Under the New Agreement, TIMCO will be paid a fee that is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the Fund.

   In addition, Management eliminated the voluntary fee caps of 0.30% for Class I shares and 0.55% for Class II shares that were in effect for the Fund.

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